                                                                    Exhibit 99.1


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


                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                               FINAL TRANSCRIPT



Thomson Street

CONFERENCE CALL TRANSCRIPT

KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN

EVENT DATE/TIME: FEB. 03. 2005 / 4:30PM ET
EVENT DURATION: N/A



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

                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------




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


                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------

CORPORATE PARTICIPANTS
DAN D'AGOSTINO
Callisto Pharmaceuticals, Inc. - Financial Advisor and Consultant

GARY JACOB
Callisto Pharmaceuticals, Inc. - CEO and CSO

DONALD PICKER
Callisto Pharmaceuticals, Inc. - EVP of R&D

HAGOP KANTARJIAN
M.D. Anderson Cancer Center, The University of Texas - Chairman and Professor of the Leukemia Department


CONFERENCE CALL PARTICIPANTS
PETER CARDILLO
S.W. Bach and Company - Analyst

MANNY CRAMER
Private Investor

SHEKHAR BASU
Basu BioSciences - Analyst

PRESENTATION



-------------------------------------------------------------------------------
OPERATOR

Good day, ladies and gentlemen and welcome to the update on Annamycin with Dr. Hagop Kantarjian. My name is Nia and I will be your coordinator for today.

At this time, all participants are in listen-only mode. We will be facilitating a question and answer session towards the end of the conference.

[OPERATOR INSTRUCTIONS]

As a reminder, this conference is being recorded for replay purposes.

I would now like to turn the presentation over to your host for today's call, Mr. Dan D'Agostino with Callisto Pharmaceuticals. Please proceed.


-------------------------------------------------------------------------------
DAN D'AGOSTINO - CALLISTO PHARMACEUTICALS, INC. - FINANCIAL ADVISOR AND
CONSULTANT


Thank you very much. I would just like to read our Safe Harbor Statement.

Certain statements made in this presentation are forward-looking. Such statements are indicated by words such as "expect," "should," "anticipate" and similar words indicating uncertainty in facts and figures. Although Callisto believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations reflected in such forward-looking statements will prove to be correct.

As discussed in the Callisto Pharmaceuticals Annual Report on Form 10-KSB for the year ended December 31, 2003,and other periodic reports, as filed with the Securities and Exchange Commission, actual results could differ materially from those projected in the forward-looking statements as a result of the following factors, among others -- uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate efficacy in large-scale clinical trials, the risk that Callisto will not obtain approval to market its products, the risks associated with dependence upon key personnel and the need for additional financing.

Thank you.

Right now I'd like to turn the presentation over to your host for today's call, Dr. Gary Jacob, CEO and CSO of Callisto Pharmaceuticals.





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the prior written consent of Thomson Financial.

                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO


Thank you, Dan. Good afternoon, everyone and thank you for joining us for today's conference call.

We're having this call today because there have been a number of recent Company developments and the Company thought it would be best to present them in a forum where investors have an opportunity to ask questions of management.

I would like to point out that during today's web cast conference call, there will be Power Point slides covered as part of the presentation. Right now I would like to invite those of you who have joined us by telephone and have access to a computer to go to our web site www.callistopharma.com and click on the button provided to access the web cast and presentation slides. This may take a few minutes so you may want to take the time to go to our web site now.

Also, before we start, I would like to introduce the other members of Callisto's management team who are on this call today.

Dr. Donald Picker, Executive Vice President of R&D, Mr. Garbriele Cerrone, who's Chairman of Callisto Pharmaceuticals, Mr. Dan D'Agostino, a financial advisor and consultant to the Company, and Ms. Paula Craft, Vice President of Regulatory Affairs.

We're also pleased to be joined on the call today by Dr. Hagop Kantarjian, Chairman and Professor of the Leukemia Department, University of Texas, and the M.D. Anderson Cancer Center and principal investigator of Callisto's proposed Phase II trials in relapsed leukemia patients at the M.D. Anderson Cancer Center in Houston, Texas.

Today, I will begin by providing a brief statement reviewing the Company's corporate goals for 2005, followed by the main focus of today's conference, which is to present a description of the Company's clinical plan for Annamycin, the Company's lead drug candidate for relapse leukemia.

We will follow the main presentation with a question and answer session to address any questions you might have.

If you do not have a copy of the press release that went out yesterday morning covering the corporate objectives for 2005, you may obtain one from our web site. That's www.callistopharma.com or you may call our offices to request a copy at 212-297-0010.

Now, let's get started.

Callisto Pharmaceuticals objectives for 2005 are as follows.

We plan to initiate a Phase IIb trial of Annamycin in adult relapse acute lymphoblastic leukemia in mid 2005.

We also plan to initiate a Phase II combination trial of Annamycin and Ara-C in adult relapse acute myeloid leukemia and initiate a Phase II trial of Annamycin in pediatric relapsed acute lymphoblastic leukemia.

Turning to our Atiprimod program, we plan to announce an interim analysis of the Company's Phase I/IIa open-label trial of Atiprimod within the next 90 days and complete the Phase I/IIa trial of Atiprimod in relapse multiple myeloma in 2005.

We will also execute on our financial and strategic business opportunities to maximize the Company's financial flexibility and explore strategic alternatives regarding further development of the Company's bio-defense Superantigen program including spin-off or strategic partnership.

And finally, we look to advance the Company's pre-clinical pipeline of anticancer and gastrointestinal inflammatory agents.

I want to focus today's discussion, however, on the plans for the Annamycin program. And I'm going to begin with a brief description of the pre-clinical data that originally supported taking this drug into the clinic as well as the rationale for its original development plus a brief discussion of the early clinical record on Annamycin.

This will be followed by a discussion by Dr. Donald Picker, the Company's Executive Vice President, on the results of the clinical trial of Annamycin in relapsed leukemia patients.

We believe there is a real opportunity for Annamycin to treat relapsed leukemia and that successful clinical development and approval would provide a defined market opportunity for the Company.

This afternoon, in addition to going over some of the earlier Phase I/IIa data, we will also outline the Company's plan for further clinical evaluation of Annamycin in 2005.

So if you've joined us through the web cast feature and have the Power Point presentation available at this point, please turn to the second slide, which is just after the Safe Harbor Statement.

Annamycin is a second-generation anthracycline that was co-invented by Drs. Waldemar Priebe and Roman Perez-Soler of M.D. Anderson Cancer Center utilizing a structure activity study based on the basic doxorubicin structure.

The result was an analog that demonstrated activity against multi drug resistant tumors and with less cardio toxicity in animal models studied at M.D. Anderson and a drug that could be easily formulated for administration.


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the prior written consent of Thomson Financial.

                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


If you turn to slide 3, you can see that it is important to note that Annamycin is clinically administered as a liposomal formulation. And that this is uniquely covered by a novel patent number 5902604 that was issued in 1999 and which forms a part of the license agreement between the Company and M.D. Anderson.

Due to Annamycin's lipophilic character, this drug uniquely associates with liposomes to produce a highly stable, sub micron liposomal preparation with over 95% drug incorporation and with virtually no free drug precipitate.

The lypholized powder has had excellent shelf life and is prepared for administration by simply reconstituting in sterile saline prior to administration.

In slides number 4 and 5 are described some of the pre-clinical data demonstrating Annamycin's lowered cardio toxicity in animals and the drug's activity against human multi drug resistant tumors.

In slide number 4 you see published data on 2 separate cardio toxicity animal experiments comparing the effect of doxurubicin with a much more lipophilic Annamycin here administered as a liposomal formulation, demonstrating in both experiments virtually no observed heart lesions from biopsied animals after either 6 weeks or 10 weeks of weekly injections with Annamycin.

This is in contrast to the considerable cardio toxicity displayed by doxurubicin in these experiments.

Turning to slide 5 you will see a comparison of the results of doxurubicin and L-Annamycin on a human KB tumor xenograph mouse model shown on the left. This is a human tumor that does not express multi drug resistance. And this is compared with what you get when the experiment is performed with a human tumor, KB-V1 that is multi drug resistant shown on the right.

The results are dramatic. Both doxurubicin and Annamycin work against the non multi-drug resistant tumor. But only Annamycin works when the tumor expresses multi drug resistance shown nicely in the dose response curve of Annamycin on the right, displaying excellent inhibition of tumor growth.

This is the basis of the excitement on Annamycin in treating humans with tumors that have become multi drug resistant. And these pre-clinical results were validated by what was observed clinically, which will be discussed momentarily by Dr. Picker.

This leads me to a brief summary of the earlier clinical trials performed on Annamycin. The drug was originally licensed to Aronex Pharmaceuticals, a start-up company focused on liposomal technology developed at M.D. Anderson.

The company evaluated L-Annamycin first in solid tumors followed by a clinical trial in relapse leukemia.

The first study was a Phase I dose escalation clinical trial in patients with relapse solid tumors, which was completed in August 1997. Notably, this study used only a single one to two-hour IV infusion at 3-week intervals. This is an issue that will be touched on by Dr. Picker when he describes the results of the trial in relapsed leukemia patients.

Importantly, no cardiac toxicity was observed on endomyocardial biopsy of 4 patients studied, although no objective tumor responses were observed.

The maximum tolerated dose for L-Annamycin in this trial was finally established to be 190 milligrams per meters squared.

A Phase II trial was conducted at M.D. Anderson in 13 patients with doxurubicin resistant breast cancer. There were no responses observed in these patients.

And finally the third trial that Aronex conducted with L-Annamycin was in relapsed leukemia patients, which was begun in April 1999. An abstract on this trial was presented at the ASCO meeting in May 2001. These data are going to be covered by Dr. Donald Picker.

Aronex was subsequently acquired by Antigenics Pharmaceuticals in April 2001.

Antigenics, which is primarily a DNA vaccine company, had other strategic interests and did not pursue further clinical development of Annamycin.

This consequently triggered a return clause with the rights reverting to M.D. Anderson just this last fall. Callisto was prepared with a negotiated prearranged licensing agreement with M.D. Anderson for Annamycin, and this agreement was announced in early September.

I would now like to introduce my colleague, Dr. Donald Picker, Executive Vice President of R&D, who will be discussing the clinical data from the Phase I/IIa trial in relapsed leukemia patients. I should point out here that the formal report on the Phase I/IIa clinical trial was never issued and is presently being prepared by the Company's Annamycin project team.

We expect to have this final report completed in the next 3 months.


-------------------------------------------------------------------------------
DONALD PICKER  - CALLISTO PHARMACEUTICALS, INC. - EVP OF R&D


 Thank you, Gary. I want to begin by citing the published abstract on the L-Annamycin clinical trial in relapsed leukemia patients, which is available on the Callisto Pharmaceutical web site.



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


                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


This was presented at ASCO in 2001 and can be found on their web site or on our web site and is abstract number 1211.

If you now please turn your attention to slide 6 of the presentation, the third study performed with L-Annamycin, which was titled Phase I trial of Annamycin, a novel liposomal anthracycline in patients with relapsed, refractory, acute myeloid and lymphocytic leukemias. This study was conducted at the M.D.
Anderson Cancer Center with Dr. Michael Andreeff as the PI.

This particular study enrolled 21 patients of which 20 were evaluable.

The patient characteristics as shown on slide 7 are unremarkable. The median age was 58. And of the 20 evaluable patients, 3 were ALL patients and 17 were AML patients.

On slide 8 we review the dose escalation scheme. It is important to note that in the leukemia trial as opposed to the earlier trials on solid tumors, the dosing scheme changed from a single dose used in these earlier solid tumor trials, to 3 daily infusions.

So the MTD in this leukemia trial was determined to be 280 mgs per meters squared daily times 3 days, which is a dose that is approximately 4.4 times the MTD dose observed in all of the other solid tumor trials.

Moving to slide number 9, notably the patient population was in heavily pre-treated relapsed AML and ALL patients with a very poor prognosis, with all the patients having failed their prior treatment.

Moving on to slide 10, non-hematological toxicities of this drug were very manageable. And importantly there were no observed cardio toxicities at the evaluated doses tested in this trial.

On slide number 11, responses are outlined on this slide. One of the three ALL patients gave a complete response and one of the 17 of the AML patients had a complete response.

Moving to slide number 12, I want to point out that the AML patient that gave the complete response had failed induction therapy, which leads to a very poor prognosis. The ALL patient also had received multiple prior therapies and gave a complete response along with clearing his CNS leukemia.

On slide number 13, an important indication that Annamycin is really active in this relapsed population was the ability of the drug to initially clear 55% of the circulating blasts and 45% of the bone marrow blasts, all with high MDR levels, which usually predicts for a lack of anthracycline activity.

On slide number 14, to emphasize that Annamycin circumvents MDR, the AML complete response patient had the highest levels of MDR seen in patients but still cleared all of his peripheral and bone marrow blasts.

On slide number 15, the clinicians in the Company believe that Annamycin belongs back in the clinic because number one, Annamycin circumvents MDR, a key mechanism associated with all of the anthracycline resistance. Two, it appears to have little or no cardio toxicity at the doses tested today.

Number 3, it cleared circulating and bone marrow blasts in about 50% of the patients. And finally it generated 2 complete responses in a very refractory population including clearing of CNS leukemia.

And finally, [slide 16] the Annamycin project team and principal investigators have developed the following clinical plan for further development of Annamycin.

Number one, we're going to initiate a single agent trial in adult relapsed ALL, secondly a single agent trial in pediatric relapsed ALL, and thirdly a combination trial in relapsed AML.

I'm going to ask Dr. Kantarjian to comment on the overall plan and his interest in Annamycin when we open up the meeting for questions and answers.

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO

Thanks, Don.

Before we begin with the question and answer session, I want to also point out that due to the expanding developmental needs of the Company, we have been actively recruiting a Chief Medical Officer with late stage development and commercialization experience.

The day-to-day needs of clinical affairs continue to be managed by Don with support from Paula Craft, our VP of Regulatory Affairs, and our consultants at Hoyle Consulting Group. Don has played a major role in all aspects of the clinical trial, execution, and management and is an outstanding and capable leader.

We are also working very closely with the clinical oncologists on this program and in particular Dr. Kantarjian, who is Chairman and Professor of the Leukemia Department of M.D. Anderson Cancer Center. And who is the principal investigator for the planned upcoming trial and has been critical in developing the protocol for this trial.

Dr. Kantarjian is a key figure in the future clinical development of L-Annamycin. And we will be relying on him even more in the coming months as we enter into the trial.



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the prior written consent of Thomson Financial.

                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


We're pleased to have him on the call today to help us answer your questions. And I would like to begin the question and answer session by asking Dr. Kantarjian to briefly describe the rationale for taking L-Annamycin forward in the clinic in relapsed leukemia patients and why he is interested in this drug.

Dr. Kantarjian?

Dr. Kantarjian?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT


Yes.

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO

I was wondering if you would be able to briefly describe the rationale for further development of L-Annamycin in the clinic in relapsed leukemia patients and your interest in this drug?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT


Yes. So the first thing relates to the general interest. Why are we interested in the liposomal Annamycin and acute lymphocytic leukemia?

Simply it is because in the Phase I study we saw a couple of dramatic responses. In particular there was a patient with acute lymphocytic leukemia in her fourth relapse and yet she had a complete remission with the liposomal Annamycin.

In addition there were several patients that cleared their bone marrow.

So ALL being an area where there is still medical necessity, we thought we could develop along the line.

Now, why should we be interested in liposomal Annamycin as an anthracycline? We know that anthracyclines are active in acute lymphocytic leukemia, the same way as they are active in many other solid tumors.

But in particular in acute lymphocytic leukemia, there are two things that make the liposomal Annamycin more attractive.

First of all, the liposomal preparations target the drug more to the bone marrow and less to the heart. So we expect less cardio toxicity and more accumulation in the bone marrow where the drug is needed.

And second, the liposomal preparation bypasses the MDR resistance so there's no pumping of the drug outside the leukemic cells by the resistant mechanism.

The third thing, which is very attractive, is we're using the liposomal Annamycin at a dose relatively, which we cannot use the other anthracyclines at. For example, when we if you take for example daunorubicin and you say, okay, how different is the maximum tolerated dose in the solid tumors versus in the leukemia? That dose is at most 1.5 times more or at most equivalent simply because adriamycin is limited not only by mucositis but also by cardio toxicity and accumulative dose of the drug.

With the liposomal Annamycin, the maximum tolerated dose in the solid tumor was, I think, 180 milligrams per meter squared or 175. But in the leukemia we were able to go to 280 per meter squared daily for 3 days. So a total of 840 milligrams per meter squared, which is about 8 times the anthracycline dose. And that's because myelo suppression is not an issue in the leukemia and we did not see mucositis or cardio toxicity.

So I think the fact that we saw clinical activity in the clinic. Two, that the drug is a liposomal preparation that targets more the bone marrow, less the heart, does not have cardio toxicity and three because we are able to give much more in the setting of leukemia.

I thought that this drug is very much worthwhile investigating in acute lymphocytic leukemia.

So the design of the Phase II study is we're going to open initially at M.D. Anderson and then multi institutionally a Phase II study. And I think what we would like to aim is for a complete response rate of more than 30%, an induction mortality under 10%, and for dose responses to be durable, maybe 4 to 6 months or more.

And I think the combination of these 3 factors, if we get them in the Phase II study, could give us a clean shot at an accelerated approval with the provision that we'll have later on a randomized trial, which will be a more of a confirmatory trial.

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO


Thank you, Dr. Kantarjian.

We're opening the session now to questions from anyone who would like to ask either Dr. Kantarjian or members of the management team any questions.


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


QUESTION AND ANSWER

-------------------------------------------------------------------------------
OPERATOR

[OPERATOR INSTRUCTIONS]

Your first question comes from Peter Cardillo (ph) of S.W. Bach and Company. Please proceed.

-------------------------------------------------------------------------------
PETER CARDILLO  - S.W. BACH AND COMPANY - ANALYST

Yes, good afternoon, gentlemen.

Doctor, I'd like to know approximately what would be the frame time once the second phase of the trial is enacted?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT


So right now the protocol has passed, is passing CRC and IRB, so I should have a protocol opened at M.D. Anderson in the next month.

Once it is opened, the 30 patients at M.D. Anderson will take about anywhere from 6 to 12 months. And then another 30 patients will come multi institutionally. And that should be about the same time period.

So I think within 6 to 12 months we will have a completed trial that will include 60 patients. And that trial fulfills those 3 criteria. I think the Company should go to the FDA and initiate discussions regarding the accelerated approval.

-------------------------------------------------------------------------------
PETER CARDILLO  - S.W. BACH AND COMPANY - ANALYST

Okay. Thank you.

-------------------------------------------------------------------------------
OPERATOR

Your next question comes from Manny Cramer (ph) who is a private investor. Please proceed.

-------------------------------------------------------------------------------
MANNY CRAMER PRIVATE INVESTOR

Yes, a follow-up on Peter Cardillo's. Since you will only have going to FDA not in the near future, why are you hiring somebody to commercialize this product if it's years away?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

That question is not to me, right? It's to the --?

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO

Let, this is Gary Jacob at Callisto. Let me answer that question.

What we're discussing was hiring into the Company a Chief Medical Officer to manage the clinical development. Not to commercialize any product.

-------------------------------------------------------------------------------
MANNY CRAMER PRIVATE INVESTOR

I understood to say somebody commercializing this?

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO

No. No that is not what I said. It's just a misunderstanding. We are developing our own team to further develop Annamycin clinically and to manage the overall program.

Obviously this is a highly regulated business and we are, at this point, simply looking to do further clinical studies on Annamycin.

And the role of a Chief Medical Officer in a biotech company is to manage a very complicated business.

-------------------------------------------------------------------------------
MANNY CRAMER PRIVATE INVESTOR

All right. What's, a follow-up, what's your cash position and how much money would you need in the next 12 to 12 months?

-------------------------------------------------------------------------------
DAN D'AGOSTINO - CALLISTO PHARMACEUTICALS, INC. - FINANCIAL ADVISOR AND
CONSULTANT

You know what? I'll take that. This is Dan D'Agostino. The, really the purpose of the call and just in the interest of Dr. Kantarjian's time, we really we're keeping the calls and the questions regarded to liposomal Annamycin and the clinical trials in Annamycin.

-------------------------------------------------------------------------------
MANNY CRAMER PRIVATE INVESTOR

Thank you.

-------------------------------------------------------------------------------
DAN D'AGOSTINO - CALLISTO PHARMACEUTICALS, INC. - FINANCIAL ADVISOR AND
CONSULTANT


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


                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------

Thank you.

-------------------------------------------------------------------------------
OPERATOR

Your next question comes from Shekhar Basu of Basu BioSciences. Please proceed.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Thank you. Dr. Kantarjian, I just wondered if you could elaborate for us the new agents in clinical trials awaiting approval for ALL and AML?

What amount of difficulty might you have enrolling patients and how do you see this agent settling in to the accelerated approval strategy that you were thinking about?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

All right. So in ALL I don't see that there are many competitors that have derived somewhat of an interest in, which we're developing. And then the clofarabine in the pediatric leukemia will have to have further follow-up.

So in the adult acute lymphocytic leukemia, we at least at our institution and to my knowledge, the competition is not that tough.

Now there are certain drugs, as I mentioned, the liposomal vincristine Clofarabine maybe and I'm trying to think of if there are any others. I think maybe the neuralabean and in the T-cell ALL but that file is already at the FDA.

So I think there would not be a problem in accruing adult ALL. In that setting there should be about 2,000 patients available with relapsed ALL in the United States annually. So I think it will not be difficult to accrue.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Do you think the folks who are developing clofarabine might also initiate an adult leukemia trial? And might that cause any problems enrolling patients perhaps?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

I think we're more interested in developing acute myeloid leukemia trials elderly AML and in the salvage setting. We are not looking for a pivotal strategy in adult ALL with the clofarabine because we already got the pediatric leukemia indication for ALL. So I think we'll focus more on elderly AML and the AML in first relapse.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Can you say elaborate on the competitive scenario? Hello.

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

Yes, I am here.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

On the adult scape on the AML indication. We talked about AML, pediatric AML earlier.

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

You're talking about clofarabine in the adult AML indication?

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Yes.

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

But I mean, I could discuss this but that's not the topic of this conversation.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Okay.

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

I mean in the clofarabine we're looking at elderly AML and what we're going to do is do a comparative trial of clofarabine versus the best standard of care, which may be low dose RSC in the ones not eligible for intensive chemotherapy. That's more frontline AML.



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


                                                               FINAL TRANSCRIPT
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KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


In the setting of salvage, we're going to do high dose RSC versus clofarabine high dose RSC. And we're looking at the niche indication of second salvage where we could do clofarabine versus supportive care.

So these are 3 things that we're discussing.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Yes, sorry I didn't mean to talk to you in that direction.

What kind of things would you like to see in the Phase II trial that would encourage you to begin to discuss things with the FDA regarding accelerated approval strategy?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT


So as I mentioned, the 3 criteria that we've negotiated repeatedly with the FDA is in that setting to have a CR rate of about 30%, and mortality not drug related but in 8-week induction mortality or 4-week of 10% or less, and for those CRs to be durable.

Usually durability is defined as a median of 4 months to 6 months.

If you see those 3 criteria in a particular drug, then that encourages the FDA to give you an accelerated approval with the provision that you'll have the volatile trials.

So for example, with the clofarabine in pediatric leukemia, even though we had negotiated those 3 endpoints and we did not meet them exactly, but despite that we got the approval for that pediatric leukemia indication.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

So if I could ask a final question? Is this Phase II designed for that accelerated approval strategy potentially? Or might you have to do another study after this is completed?

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

In my opinion, and this is my opinion, it may not be the Company's opinion. I think if this initial study fulfills those 3 criteria, if I were in charge of developing the drug, I would go to the FDA and negotiate an accelerated approval.

And that's why we've designed it to start at M.D. Anderson but then to expand multi institutionally so that we fulfill the requirement of at least 60 patients in a multi institutional setting.

But the minimum would be 60 patients because, if you remember, the arsenic trioxide in those studies, once you get to a high, nice response rate that's durable, the FDA may not require a lot of patients.

So the total number of patients depends on how solid those 3 criteria are.

For example, if your CR rate is 40 to 50% it's durable for 6 to 12 months. Probably you get by with 50 to 60 patients. However, if the CR rate is 20 to 30% and its durable for 4 to 6 months then they may want 60 to 100 patients.

So the total number of patients for an accelerated approval of a pivotal trial would depend very much on how robust those 3 criteria are.

-------------------------------------------------------------------------------
SHEKHAR BASU  - BASU BIOSCIENCES - ANALYST

Thank you very much.

-------------------------------------------------------------------------------
HAGOP KANTARJIAN - M.D. ANDERSON CANCER CENTER, THE UNIVERSITY OF TEXAS - CHAIRMAN AND PROFESSOR OF THE LEUKEMIA DEPARTMENT

Pleasure.

-------------------------------------------------------------------------------
OPERATOR

[OPERATOR INSTRUCTIONS]

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO

Are there any other questions for Dr. Kantarjian?

-------------------------------------------------------------------------------
OPERATOR

There are no questions from the audio at this time.

-------------------------------------------------------------------------------
GARY JACOB  - CALLISTO PHARMACEUTICALS, INC. - CEO AND CSO

Good. Well, I would like just to make a few concluding remarks then.

First of all, I want to thank you for being on this call.

Looking back on 2004 we feel we have advanced significantly in a number of important areas. The Company has moved Atiprimod into the clinic, completed 2 successful financings, and moved onto the American Stock Exchange.



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publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                               FINAL TRANSCRIPT
-------------------------------------------------------------------------------
KAL - UPDATE ON ANNAMYCIN WITH DR. HAGOP KANTARJIAN
-------------------------------------------------------------------------------


We are looking forward to 2005 as a year to demonstrate that we can execute on the corporate goals we outlined today. We're excited to have L-Annamycin entering Phase II in the near future and await further information on the promise of Atiprimod.

As we have always done, we will continue to take a conservative, databased approach to managing our Company's priorities. Our goal now remains to efficiently and prudently deploy our resources to those areas we believe we have the highest likelihood of success that produces the most value to our shareholders.

I would personally like to thank Dr. Kantarjian for participating and helping us with this call today. If you have any further questions please feel free to contact me.

Thanks again and have a good afternoon.

-------------------------------------------------------------------------------
OPERATOR

This concludes the conference.

You may now disconnect.

Have a great day.

-------------------------------------------------------------------------------

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